UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2018

FULLNET COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Oklahoma	000-27031	73-1473361
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Robert S. Kerr Avenue, Suite 210 Oklahoma City, Oklahoma		73102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (405) 236-8200

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The information disclosed in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On February 1, 2018, FullTel, Inc. (“FullTel”), a wholly-owned subsidiary of FullNet Communications, Inc. (the “Company”), entered into an Asset Purchase Agreement (the “Agreement”) with Dobson Technologies – Transport and Telecom Solutions, LLC (“Dobson”), pursuant to which FullTel sold substantially all of its customers and certain operating assets to Dobson for $246,500 in cash as of the date of execution of the Agreement.

The foregoing description of the terms of the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached as Exhibit 2.1 hereto and is incorporated herein by reference.

The Company has attached as Exhibit 99.1 hereto unaudited pro forma condensed consolidated financial information to illustrate the pro forma effects of this transaction on the financial statements of the Company.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(b) Pro Forma Financial Information.  The unaudited pro forma condensed consolidated financial information of the Company is filed as Exhibit 99.1 hereto and incorporated herein by reference.

(d) Exhibits

Exhibit 2.1	Asset Purchase Agreement dated February 1, 2018, by and among FullTel, Inc. and Dobson Technologies – Transport and Telecom Solutions, LLC .*

*Pursuant to Item 601(b)(2) of Regulation S-K exhibits and schedules (and similar attachments) have been omitted. The Company agrees to furnish, supplementally, a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request by the Commission.

Exhibit 99.1Unaudited Pro Forma Condensed consolidated Financial Information of the Company.

Forward-Looking Statements

This current report contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements include, but are not limited to, statements regarding management’s intents, beliefs and current expectations and typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “forecast,” “target,” “will,” “would,” “intend,” “believe,” “project,” “estimate,” “plan” and similar words. Such forward-looking statements include, but are not limited to, the results of the transaction effected by the Asset Purchase Agreement, strategic objectives, business prospects, anticipated economic performance and financial condition, management’s expectations and other similar matters. Forward-looking statements are not intended to be a guarantee of future results, but instead constitute current expectations based on reasonable assumptions.

Actual results could differ materially from those projected in our forward-looking statements due to risks, uncertainties and other factors. Important factors that could affect actual results are discussed in the Company’s filings with the Securities and Exchange Commission, including, but not limited to, the risks discussed under Item 1A “Risk Factors” in FullNet’s 2016 Annual Report on Form 10-K. Readers are encouraged to read the Company’s filings to learn more about the risk factors associated with FullNet’s business. FullNet undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any security holder who desires copies of the Company’s periodic reports filed with the Securities and Exchange Commission may obtain copies (excluding Exhibits) without charge by addressing a request to the Office of the Secretary, FullNet Communications, Inc., 201 Robert S. Kerr Avenue, Suite 210, Oklahoma City, OK 73102. Exhibits also may be requested, but a charge equal to the reproduction cost thereof will be made. Copies of such reports also may be obtained by visiting the Company’s website at www.fullnet.net.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FULLNET COMMUNICATIONS, INC.

By: /s/ Roger P. Baresel

Roger P. Baresel

Chief Executive Officer

Dated: February 1, 2018

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